SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2003 (July 29, 2003)

HealthStream, Inc.

(Exact name of registrant as specified in its charter)

Tennessee	001-8833	62-1443555

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 10th Avenue South, Suite 450 Nashville, Tennessee	37203

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 301- 3100

Not Applicable

(Former name or former address, if changed since last report)

SIGNATURE
INDEX TO EXHIBIT
PRESS RELEASE DATED JULY 29, 2003

Item 9. Regulation FD Disclosure

The following information is being furnished pursuant to Item 9 “Regulation FD Disclosure.” On July 29, 2003, HealthStream, Inc. issued a press release announcing results of operations for its second quarter, the text of which is set forth in Exhibit 99.

Item 12. Results of Operations and Financial Condition

The following information is being furnished pursuant to Item 12 “Results of Operations and Financial Condition.” On July 29, 2003, HealthStream, Inc. issued a press release announcing results of operations for its second quarter, the text of which is set forth in Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSTREAM, INC.

By:	/s/ Arthur E. Newman

Arthur E. Newman Chief Financial Officer July 29, 2003

INDEX TO EXHIBIT

Exhibit
Number	Description

99	Press Release dated July 29, 2003